UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 24, 2008

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (212)-381-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2008, the Compensation Committee of the Board of Directors of Phillips-Van Heusen Corporation approved a bonus payment of $100,000 to Michael Zaccaro, Vice Chairman, Retail, and of $330,000 to Francis K. Duane, Vice Chairman, Wholesale, in respect of their performance during the Company’s fiscal year ended February 3, 2008.  These amounts are in addition to any amounts to be received by these officers under the Company’s Performance Incentive Bonus Plan for the Company’s fiscal year ended February 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION
By: /s/ Mark D. Fischer Mark D. Fischer, Senior Vice President

Date: March 28, 2008